UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2019

Item 1. Report to Stockholders.

Retail Class: BVEFX
Institutional Class: BVEIX

Annual Report
October 31, 2019

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, Becker Value Equity Fund will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website (beckervaluefunds.com). Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (800) 551-3998.

TABLE OF CONTENTS

Shareholder Letter	2
Investment Results & Returns - Retail Class	6
Investment Results & Returns - Institutional Class	7
Sector Allocation	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Expense Examples	27
Trustees and Executive Officers	29
Approval of Investment Advisory Agreement	33
Additional Information	36
Privacy Notice	38

Becker Value Equity Fund

October 31, 2019

Dear Shareholders,

In last year’s annual letter, we highlighted the positive one-year market returns through October 31st, 2018 and the steady climb of U.S. equities to all-time highs.  These new highs were short-lived as the S&P 500® Index and the Russell 1000® Value Index fell -7.18% and -6.90% respectively in the final two months of 2018.  In December alone, the markets were down more than 9%.  The retrenchment was driven by concerns that the Federal Reserve (the “Fed”) might have raised rates too quickly and their communications that suggested they remained on a path to continue to raise rates into 2019. The markets quickly absorbed this information and priced in the possibility that the Fed was out of sync with a slowing economy.

On January 4th, Fed Chairman Jerome Powell indicated the Fed would pause on rate increases which brought stabilization to the U.S. equity markets and created a backdrop that allowed equity markets to recover from the late 2018 sell-off.  In fact, as the year progressed, the Fed has reversed its prior stance, and has been lowering rates.  In 2019, we have seen the Fed lower rates three times and the expectation is it will be a total of four by the end of the calendar year.  The yield on the 10-year Treasury declined from 2.87% last December to recently being below 1.80%.

We have been managing through the current environment by staying true to our value discipline. The Becker Value Equity Fund (the “Fund”), Institutional Class, returned 4.76%, trailing the Russell 1000® Value benchmark which delivered a return of 11.21%. Increasing volatility in financial markets coupled with a decline in interest rates led to a flight to “low-volatility” stocks with little regard to valuation, in our opinion. For example, we have been underweight the Utility and Real Estate sectors as our work suggested them to be fully valued, but with lower rates and a flight to “bond proxies” these sectors led the market with returns of 23% and 25% respectively, over the fiscal year to October 31st. Performance was also negatively impacted by the ongoing trend of the largest companies driving outsized returns: in the fiscal year the Russell 1000® Value Index returned 11.21% while the Russell 2000® Value Index, which comprises companies with smaller capitalization, returned just 0.8%. A remarkable divergence. As an active manager focused on bottom-up stock picking, rather than just owning the largest companies in the benchmark, this is a headwind that we failed to overcome. In addition to the challenging market dynamics our stock selection was disappointing with several companies declining after missing expectations over the course of the year, most notably Molson Coors, Mosaic, HP (Hewlett-Packard) and Fluor. In an environment that favored growth and stability over valuation and uncertainty, names with economic cyclicality and/or structural headwinds de-rated further from valuation levels that we believed to be too low

Becker Value Equity Fund

to start with. Shares of CBS, Kroger, JM Smucker, FedEx and Tapestry were inexpensive stocks that became even cheaper. On the positive side of the ledger, Astra-Zeneca performed strongly given increasing recognition of the strength of their product pipeline; AIG recovered from a weak 2018 as evidence of a successful turnaround emerged; and continued strong execution from Leggett & Platt and Newmont were rewarded.

Portfolio Activity

We made several changes to the portfolio over the course of the year. We sold several names that had achieved our valuation expectations, namely Xerox, First Energy, Portland General Electric and HealthPeak Properties. The latter three companies are in the Utilities and Real Estate sectors. We sold two names in which we lost conviction: Fluor (which has missed our earnings expectations) and Amdocs (which failed to adequately address issues surrounding their accounting and reporting practices). We cut our weighting in the Energy sector with the sales of National Oilwell Varco, Baker Hughes and Noble Energy. Several names were eliminated to fund the purchase of new additions to the portfolio or for other portfolio management considerations, namely Bunge, Jefferies, Loews and Mosaic.

New additions to the portfolio included high-quality companies that had become attractively priced due to unwarranted underperformance against the broader market; Berkshire Hathaway, Weyerhaeuser, and Goldman Sachs. We also bought several names that could be characterized as “defensive” but still traded on reasonable valuations; Danone, Southern Company, Disney and Vodafone.

Outlook

A variety of economic data points in the U.S. (GDP growth, unemployment, consumer spending, etc.) have remained relatively stable over recent months, supporting financial markets.  But geopolitical risks remain and a continuation of uncertainty around trade with China, oil price volatility amid political tensions with Iran, North Korea, and the impeachment of President Trump remain uncertainties.

Low interest rates and easy monetary policies in recent years have propelled investor propensity for growth and momentum stocks – resulting in the lackluster performance of securities in the value cohort. But some recent data points suggest the tide may be turning in value’s favor. A rapid rise in investor scrutiny of hotly anticipated initial public offerings (IPOs) culminated in the cancellation of the WeWork public offering, even at a heavily discounted valuation of $10-12 billion compared to their prior private fund-raising achieved at a $47 billion valuation. The shift in investor attitudes was palpable in the cancellation of another IPO (Endeavor Group Holdings) and the decline in overall IPO issuances in Q3, which were down by over 50% than in the quarter before.  Share prices of other recently coveted IPOs like Uber, Lyft and Peloton also saw significant declines. Such a

Becker Value Equity Fund

significant change in investor behavior, and recent outperformance of some of the cheaper, cyclical names in the market give us confidence that valuation discipline will be rewarded.

At the end of the fiscal year, your portfolio held 51 securities and trades at a meaningful valuation discount to both our estimation of intrinsic value and relative to the Russell 1000® Value with a harmonic price earnings multiple of 14.9x versus the Russell 1000® Value trading on 17.0x. The portfolio also provides a higher dividend yield of 2.7% versus the benchmark yield of 2.5%. Furthermore, we believe the portfolio strikes the right balance in terms of quality and value and is appropriately positioned at this stage of the economic and market cycle.

The Institutional Investment Team

Pat Becker, Jr.
Portfolio Manager

Blake Howells, CFA, CFP®	Marian Kessler
Portfolio Manager	Portfolio Manager

Steve Laveson	Andy Murray, CFA
Portfolio Manager	Portfolio Manager

T. J. McConville	Sid Parakh
Portfolio Manager	Portfolio Manager

Becker Value Equity Fund

Mutual fund investing involves risk; principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The Fund invests in foreign securities through ADRs which may involve political, economic and currency risks, greater volatility and differences in accounting methods. The value of the Fund’s investments in REITs may change in response to changes in the real estate market.

This report is intended for shareholders and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Opinions expressed are subject to change at any time and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance is no guarantee of future results.

Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® Index unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Price-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.  P/E ratio is also sometimes known as the price multiple or the earnings multiple.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund.

The Fund is distributed by Quasar Distributors, LLC.

Becker Value Equity Fund

INVESTMENT RESULTS (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Becker Value
Equity Fund – Retail Class, Russell 1000® Value Index, and the S&P 500® Index

Average Annual Returns for the periods ended October 31, 2019

	One Year	Five Years	Ten Years
Becker Value Equity Fund – Retail Class	4.64%	5.50%	10.21%
Russell 1000® Value Index	11.21%	7.61%	11.96%
S&P 500® Index	14.33%	10.78%	13.70%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 31, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 551-3998.

The Russell 1000® Value Index and S&P 500® Index (the “Indices”) are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Indices’ returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends.

Becker Value Equity Fund

INVESTMENT RESULTS (Unaudited) (Continued)

Comparison of the Growth of a $100,000 Investment in the Becker Value
Equity Fund – Institutional Class, Russell 1000® Value Index, and the S&P 500® Index

Average Annual Returns for the periods ended October 31, 2019
			Since Inception
	One Year	Five Years	(September 2, 2011)
Becker Value Equity Fund – Institutional Class	4.76%	5.64%	11.46%
Russell 1000® Value Index	11.21%	7.61%	12.98%
S&P 500® Index	14.33%	10.78%	14.73%

This chart illustrates the performance of a hypothetical $100,000 investment made on September 2, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 551-3998.

The Russell 1000® Value Index and S&P 500® (the “Indices”) Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Indices’ returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends.

Becker Value Equity Fund

SECTOR ALLOCATION at October 31, 2019 (Unaudited)

Sectors	% of Net Assets

Financials	24.5%
Information Technology	13.1%
Health Care	12.6%
Consumer Staples	10.8%
Communication Services	10.1%
Industrials	9.2%
Consumer Discretionary	5.3%
Energy	4.6%
Real Estate	3.5%
Materials	3.1%
Utilities	1.1%
Cash [1]	2.1%
Total	100.0%

1  Represents short-term investments, cash and other assets in excess of liabilities.

Becker Value Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2019

Shares		Value
COMMON STOCKS: 97.9%

Communication Services: 10.1%
274,430	AT&T, Inc.	$10,562,811
155,480	CBS Corp. -
	Class B	5,603,499
196,850	Discovery
	Communications,
	Inc. - Class C [1]	4,968,494
214,780	Vodafone Group
	PLC - ADR	4,385,807
22,900	The Walt
	Disney Co.	2,975,168
		28,495,779
Consumer Discretionary: 5.3%
80,005	BorgWarner, Inc.	3,334,608
473,665	Ford Motor Co.	4,068,782
75,735	Leggett &
	Platt, Inc.	3,885,206
67,870	Magna
	International, Inc.	3,649,370
		14,937,966
Consumer Staples: 10.8%
287,110	Danone SA - ADR	4,737,315
39,060	JM Smucker Co.	4,127,861
219,875	The Kroger Co.	5,417,720
85,975	Molson Coors
	Brewing Co. -
	Class B	4,532,602
48,065	Procter &
	Gamble Co.	5,984,573
7,901	Spectrum Brands
	Holdings, Inc.	396,709
44,770	Walmart, Inc.	5,249,730
		30,446,510
Energy: 4.6%
150,645	Royal Dutch
	Shell PLC -
	Class A - ADR	8,732,891
131,140	Schlumberger Ltd.	4,286,966
		13,019,857
Financials: 24.5%
5,390	Alleghany Corp. [1]	4,194,983
64,230	Allstate Corp.	6,835,357
139,045	American
	International
	Group, Inc.	7,363,823
27,375	Berkshire
	Hathaway, Inc. -
	Class B [1]	5,819,378
26,265	Chubb Ltd.	4,003,311
109,440	Citigroup, Inc.	7,864,358
39,215	Goldman Sachs
	Group, Inc.	8,367,697
86,120	JPMorgan
	Chase & Co.	10,758,110
60,675	The PNC
	Financial Services
	Group, Inc.	8,901,023
100,310	Wells Fargo & Co.	5,179,005
		69,287,045
Health Care: 12.6%
230,415	AstraZeneca
	PLC - ADR	11,297,247
89,255	Gilead
	Sciences, Inc.	5,686,436
24,690	Johnson & Johnson	3,260,068
28,945	McKesson Corp.	3,849,685
67,215	Merck & Co., Inc.	5,824,852
150,385	Pfizer, Inc.	5,770,272
		35,688,560
Industrials: 9.2%
38,810	Caterpillar, Inc.	5,348,018
38,285	FedEx Corp.	5,844,588
31,365	Raytheon Co.	6,655,967
53,285	Siemens
	AG - ADR	3,076,143
88,830	Southwest
	Airlines Co.	4,986,028
		25,910,744
Information Technology: 13.1%
25,885	Apple, Inc.	6,439,153
75,435	Avnet, Inc.	2,984,209
93,555	Cisco Systems, Inc.	4,444,798

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2019 (Continued)

Shares		Value
COMMON STOCKS: 97.9% (Continued)

Information
Technology: 13.1% (Continued)
358,485	HP, Inc.	$6,226,885
56,900	Microsoft Corp.	8,157,753
41,905	QUALCOMM, Inc.	3,370,838
61,440	TE
	Connectivity Ltd.	5,498,880
		37,122,516
Materials: 3.1%
109,295	International
	Paper Co.	4,774,006
101,140	Newmont
	Goldcorp Corp.	4,018,292
		8,792,298
Real Estate: 3.5%
32,760	The Howard
	Hughes Corp. [1]	3,663,223
212,495	Weyerhaeuser
	Co. - REIT	6,206,979
		9,870,202
Utilities: 1.1%
48,525	The Southern Co.	3,040,577

TOTAL COMMON STOCKS
(Cost $231,594,144)		276,612,054

SHORT-TERM INVESTMENTS: 2.0%
5,747,795	First American
	Government
	Obligations
	Fund - Class X, 1.743% [2]
		5,747,795
TOTAL SHORT-TERM
INVESTMENTS
(Cost $5,747,795)		5,747,795
TOTAL INVESTMENTS
IN SECURITIES: 99.9%
(Cost $237,341,939)		282,359,849
Other Assets in Excess
of Liabilities: 0.1%		289,437
TOTAL NET ASSETS: 100.0%		$282,649,286

ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of October 31, 2019.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Becker Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2019

ASSETS
Investments in securities, at value (cost $237,341,939)	$282,359,849
Receivables:
Fund shares sold	124,234
Dividends and interest	422,501
Prepaid expenses	22,179
Total assets	282,928,763

LIABILITIES
Payables:
Fund shares redeemed	26,186
Investment advisory fees, net	130,568
Administration and accounting fees	39,111
Service fees – Retail Class	25,430
Audit fees	23,600
Transfer agent fees	11,478
Reports to shareholders	9,174
Custody fees	8,551
Chief Compliance Officer fees	1,865
Trustee fees	1,394
Legal fees	322
Other accrued expenses	1,798
Total liabilities	279,477
NET ASSETS	$282,649,286

COMPONENTS OF NET ASSETS
Paid-in capital	$232,329,779
Total distributable earnings	50,319,507
Total net assets	$282,649,286

COMPONENTS OF NET ASSET VALUE
RETAIL CLASS
Net assets	$55,948,175
Shares of beneficial interest issued and outstanding	3,118,517
Net asset value, offering and redemption price per share	$17.94
INSTITUTIONAL CLASS
Net assets	$226,701,111
Shares of beneficial interest issued and outstanding	12,588,173
Net asset value, offering and redemption price per share	$18.01

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends from investments (net of foreign withholding
tax and issuance fees of $117,033)	$8,796,335
Interest	214,862
Other income	559
Total investment income	9,011,756

EXPENSES
Investment advisory fees	1,789,499
Administration and accounting fees	246,149
Services fees – Retail Class	75,534
Transfer agent fees	72,853
Custody fees	35,438
Registration fees	39,812
Miscellaneous expenses	26,408
Audit fees	23,600
Trustees fees	19,925
Reports to shareholders	14,988
Chief Compliance Officer fees	10,673
Legal fees	6,718
Insurance expense	3,623
Interest expense	838
Total expenses	2,366,058
Less: Fees waived	(78,054)
Net expenses	2,288,004
Net investment income	6,723,752

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	24,579
Net change in unrealized appreciation/depreciation on investments	5,625,712
Net realized and unrealized gain	5,650,291
Net increase in net assets resulting from operations	$12,374,043

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$6,723,752	$7,475,550
Net realized gain on unaffiliated investments	24,579	25,930,516
Net realized gain on affiliated investments	—	1,379,725
Net change in unrealized appreciation/depreciation
on unaffiliated investments	5,625,712	(25,445,501)
Net change in unrealized appreciation/ depreciation
on affiliated investments	—	(1,474,623)
Net increase in net assets
resulting from operations	12,374,043	7,865,667

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders – Retail Class	(7,064,278)	(6,373,400)
Net distributions to shareholders – Institutional Class	(21,333,981)	(15,679,466)
Total distributions to shareholders	(28,398,259)	(22,052,866)

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change
in outstanding shares – Retail Class [1]	(33,635,815)	(32,517,535)
Decrease in net assets derived from net change
in outstanding shares – Institutional Class [1]	(43,023,536)	(8,182,048)
Total decrease in net assets
from capital share transactions	(76,659,351)	(40,699,583)
Total decrease in net assets	(92,683,567)	(54,886,782)

NET ASSETS
Beginning of year	$375,332,853	$430,219,635
End of year	$282,649,286	$375,332,853

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2019		October 31, 2018
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	431,171	$7,347,158	685,703	$13,466,530
Shares issued in
reinvestment
of distributions	430,643	6,920,439	324,902	6,286,860
Shares redeemed [2]	(2,810,342)	(47,903,412)	(2,649,521)	(52,270,925)
Net decrease	(1,948,528)	$(33,635,815)	(1,638,916)	$(32,517,535)
Beginning of year	5,067,045		6,705,961
End of year	3,118,517		5,067,045

	Year Ended		Year Ended
	October 31, 2019		October 31, 2018
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	1,646,530	$27,883,287	2,057,433	$40,704,778
Shares issued in
reinvestment
of distributions	1,309,085	21,102,444	791,670	15,366,305
Shares redeemed [2]	(5,354,913)	(92,009,267)	(3,254,757)	(64,253,131)
Net decrease	(2,399,298)	$(43,023,536)	(405,654)	$(8,182,048)
Beginning of year	14,987,471		15,393,125
End of year	12,588,173		14,987,471

[2]	Net of redemption fees of $3,256 and $222 for 2019, and $132 and $511 for 2018 for Retail Class and Institutional Class, respectively.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class
	Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.66	$19.42	$17.62	$18.08	$19.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income [1]	0.34	0.33	0.31	0.25	0.20
Net realized and unrealized
gain (loss) on investments	0.36	(0.10)	2.85	0.61	(0.38)
Total from investment operations	0.70	0.23	3.16	0.86	(0.18)

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.36)	(0.28)	(0.29)	(0.21)	(0.31)
Distributions from net realized gain	(1.06)	(0.71)	(1.07)	(1.11)	(1.21)
Total distributions	(1.42)	(0.99)	(1.36)	(1.32)	(1.52)
Proceeds from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$17.94	$18.66	$19.42	$17.62	$18.08
Total return	4.64%	0.99%	18.59%	5.59%	(1.22)%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$55,948	$94,554	$130,197	$126,006	$148,731
Portfolio turnover rate	37%	38%	34%	34%	32%
Ratios to average net assets:
Expenses before fees waived	0.80%	0.78%	0.79%	0.80%	0.89%
Expenses after fees waived [3]	0.78%	0.78%	0.78%	0.78%	0.88%
Net investment income	1.99%	1.69%	1.67%	1.50%	1.07%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]
Effective July 1, 2015, the Advisor contractually agreed to limit the Retail Class shares expenses to 0.78% of the average daily net assets. Prior to July 1, 2015, the Retail Class shares expenses were limited to 0.93% of average daily net assets.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class
	Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.73	$19.49	$17.68	$18.16	$19.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income [1]	0.36	0.35	0.32	0.27	0.24
Net realized and unrealized
gain (loss) on investments	0.37	(0.10)	2.87	0.61	(0.38)
Total from investment operations	0.73	0.25	3.19	0.88	(0.14)

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.39)	(0.30)	(0.31)	(0.25)	(0.35)
Distributions from net realized gain	(1.06)	(0.71)	(1.07)	(1.11)	(1.21)
Total distributions	(1.45)	(1.01)	(1.38)	(1.36)	(1.56)
Proceeds from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$18.01	$18.73	$19.49	$17.68	$18.16
Total return	4.76%	1.11%	18.70%	5.68%	(1.00)%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$226,701	$280,779	$300,022	$222,627	$230,132
Portfolio turnover rate	37%	38%	34%	34%	32%
Ratios to average net assets:
Expenses before fees waived	0.70%	0.68%	0.69%	0.70%	0.69%
Expenses after fees waived	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	2.09%	1.78%	1.73%	1.59%	1.27%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2019

NOTE 1 – ORGANIZATION

The Becker Value Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund commenced operations on November 3, 2003 with the investment objective to provide long-term capital appreciation. The Fund currently offers Retail and Institutional Class shares, which were first offered to the public on November 3, 2003 and on September 2, 2011, respectively. Both classes of shares hold equal rights as to earnings and assets with Retail Class shares bearing shareholder service fees. Each class of shares has exclusive voting rights with respect to matters affecting that individual class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2019 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees, (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability; and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2019 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2019. See the Schedule of Investments for sector breakouts.

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$276,612,054	$—	$—	$276,612,054
Short-Term
Investments	5,747,795	—	—	5,747,795
Total Investments
in Securities	$282,359,849	$—	$—	$282,359,849

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2019 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. As of October 31, 2019, the Fund had no late year losses.

At October 31, 2019, the Fund had short-term capital loss carry-forwards of $50,104, with unlimited expiration.

As of October 31, 2019, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of October 31, 2019, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/ premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2019 (Continued)

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2019, the following adjustments were made:

Distributable
Earnings	Paid-In Capital
1	(1)

These permanent differences relate primarily to capital loss carry-forwards.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2019 (Continued)

J.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by U.S. GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures.

K.
Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020.  Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Becker Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund. For the year ended October 31, 2019, the advisory fees incurred by the Fund are disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2019 (Continued)

The Advisor has contractually agreed to limit the annual ratio of expenses of each class’ average daily net assets to 0.78% and 0.68% for the Retail Class and Institutional Class shares, respectively (the “Expense Caps”). The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days written notice to the Advisor. The Advisor may request reimbursement of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the expense caps in place at the time of waiver or at the time of reimbursement. At October 31, 2019, the remaining cumulative unreimbursed amount waived by the Advisor on behalf of the Fund that may be reimbursed was $118,971. The Advisor may recapture a portion of the above amount no later than the dates stated below:

Year of Expiration	Amount
October 31, 2020	$22,134
October 31, 2021	18,783
October 31, 2022	78,054

       The amount of fees and expenses waived and reimbursed by the Advisor during the year ended October 31, 2019 are disclosed in the Statement of Operations. Any amount due from the Advisor is paid monthly to the Fund, if applicable.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities, Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of Fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended October 31, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2019 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2019, the cost from purchases of securities, excluding short-term securities, for the Fund was $117,356,287. The proceeds from sales and maturities of securities, excluding short-term securities, for the Fund were $209,487,374. There were no reportable purchases or sales of U.S. Government obligations for the year ended October 31, 2019.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the year ended October 31, 2019 and the year ended October 31, 2018 were as follows:

	2019	2018
Ordinary income	$7,444,550	$6,496,706
Long-term capital gain	20,953,709	15,556,160

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$237,341,939
Gross tax unrealized appreciation	52,661,161
Gross tax unrealized depreciation	(7,643,251)
Net unrealized appreciation (depreciation)	45,017,910
Undistributed ordinary income	5,351,701
Undistributed long-term capital gain	—
Total distributable earnings	5,351,701
Other accumulated loss	(50,104)
Total accumulated gain	$50,319,507

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Credit facility activity for the year ended October 31, 2019 was as follows:

Maximum available credit	$15,000,000
Largest amount outstanding on an individual day	1,604,000
Average balance when in use	913,833
Credit facility outstanding as of October 31, 2019	—
Average interest rate when in use	5.50%

Interest expense for the year ended October 31, 2019, is disclosed in the Statement of Operations, if applicable.

Becker Value Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Becker Value Equity Fund and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Becker Value Equity Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2019

Becker Value Equity Fund

EXPENSE EXAMPLES For the Six Months Ended October 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, shareholder service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 – October 31, 2019).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares within 30 calendar days after you purchase them. An Individual Retirement Account will be charged a $15.00 annual maintenance fee. In addition to the Fund’s expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Fund has shares. Actual expenses of the underlying funds may vary. These expenses are not included in the example.

The following examples includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account

Becker Value Equity Fund

EXPENSE EXAMPLES For the Six Months Ended October 31, 2019 (Unaudited) (Continued)

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
Class	5/1/19	10/31/19	5/1/19 – 10/31/19*
Retail
Actual	$1,000.00	$1,009.00	$3.95
Hypothetical (5% return
before expenses)	1,000.00	1,021.27	3.97

Institutional
Actual	1,000.00	1,009.50	3.44
Hypothetical (5% return
before expenses)	1,000.00	1,021.78	3.47

*
The calculations are based on expenses incurred during the most recent six-month period for the Fund.  The annualized expense ratios for the most recent six-month period for the Fund’s Retail Class and Institutional Class were 0.78% and 0.68% (reflecting fee waivers in effect), respectively.  The dollar amounts shown as expenses paid for the Fund are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 184 (the number of days in the most recent six-month period) and divided by 365 (the number of days in the fiscal year).

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex[2]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust	Time Served	Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust[1]
Kathleen T. Barr	Trustee	Indefinite	Former owner of	1	Independent
(born 1955)		Term;	a registered		Director,
c/o U.S. Bank Global		Since	investment adviser,		Muzinich BDC,
Fund Services		November	Productive Capital		Inc. (August
2020 E. Financial Way		2018.	Management, Inc.;		2019 to
Suite 100			formerly, Chief		present);
Glendora, CA 91741			Administrative		Independent
			Officer, Senior		Trustee for the
			Vice President and		William Blair
			Senior Managing		Funds (2013
			Director of Allegiant		to present)
			Asset Management		(21 series);
			Company (merged		Independent
			with PNC Capital		Trustee for the
			Advisors, LLC in		AmericaFirst
			2009); formerly, Chief		Quantitative
			Administrative Officer,		Funds (2012
			Chief Compliance		to 2016).
Officer and Senior Vice
President of PNC Funds
and PNC Advantage
Funds (f/k/a Allegiant
Funds) (registered
investment companies).

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex[2]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust	Time Served	Past Five Years	by Trustees	Five Years
Wallace L. Cook	Trustee	Indefinite	Investment	1	Trustee, The
(born 1939)		Term;	Consultant; formerly,		Dana
c/o U.S. Bank Global		Since	Chief Executive Officer,		Foundation.
Fund Services		May	Rockefeller Trust Co.,
2020 E. Financial Way		1991.	(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.
(international consumer
products conglomerate).

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	1	Independent
(born 1973)		Term;	Officer, Tidal ETF		Director,
c/o U.S. Bank Global		Since	Services LLC (2018		Muzinich BDC,
Fund Services		September	to present); formerly,		Inc. (August
2020 E. Financial Way		2011.	Chief Operating		2019 to present);
Suite 100	Chair-	Indefinite	Officer, Direxion Funds		Interested
Glendora, CA 91741	person	Term;	(2013 to 2018); formerly,		Trustee, Tidal
		Since	Senior Vice President		ETF Trust (2018
		August	and Chief Financial		to present)
		2019.	Officer (and other		(8 series);
			positions), U.S. Bancorp		Former
			Fund Services, LLC.		Interested
Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion
Insurance Trust
(2013 to 2018).

Carl A. Froebel	Trustee	Indefinite	Formerly, President	1	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bank Global		Since	National Investor
Fund Services		May	Data Services, Inc.
2020 E. Financial Way		1991.	(investment related
Suite 100			computer software).
Glendora, CA 91741

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex[2]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust	Time Served	Past Five Years	by Trustees	Five Years
Steven J. Paggioli	Trustee	Indefinite	Consultant;	1	Independent
(born 1950)		Term;	formerly, Executive		Director,
c/o U.S. Bank Global		Since	Vice President,		Muzinich BDC,
Fund Services		May	Investment		Inc. (August
2020 E. Financial Way		1991.	Company		2019 to present);
Suite 100			Administration,		Independent
Glendora, CA 91741			LLC (mutual fund		Trustee, AMG
			administrator).		Funds
(55 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.

Officers of the Trust
Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President,	Applicable.	Applicable.
c/o U.S. Bank Global		Since	U.S. Bank
Fund Services		March	Global Fund
2020 E. Financial Way		2013.	Services, since
Suite 100	Secretary	Indefinite	July 2007.
Glendora, CA 91741		Term;
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bank	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Global Fund
Fund Services		March	Services, since
615 East Michigan St.		2017.	June 2006.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant	Not	Not
(born 1983)	Treasurer	Term;	Vice President,	Applicable.	Applicable.
c/o U.S. Bank Global		Since	U.S. Bank
Fund Services		August	Global Fund
615 East Michigan St.		2016.	Services, since
Milwaukee, WI 53202			June 2005.

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex[2]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust	Time Served	Past Five Years	by Trustees	Five Years
Craig Benton	Assistant	Indefinite	Assistant	Not	Not
(born 1985)	Treasurer	Term;	Vice President,	Applicable.	Applicable.
c/o U.S. Bank Global		Since	U.S. Bank
Fund Services		August	Global Fund
615 East Michigan St.		2016.	Services, since
Milwaukee, WI 53202			November 2007.

Cory Akers	Assistant	Indefinite	Assistant	Not	Not
(born 1978)	Treasurer	Term;	Vice President,	Applicable.	Applicable.
c/o U.S. Bank Global		Since	U.S. Bank
Fund Services		August	Global Fund
615 East Michigan St.		2017.	Services, since
Milwaukee, WI 53202			October 2006.

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compli-	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	ance	Since	Compliance
Fund Services	Officer	July	Officer,
615 East Michigan St.		2011.	U.S. Bank
Milwaukee, WI 53202	Anti-	Indefinite	Global Fund
	Money	Term;	Services, since
	Laundering	Since	August 2004.
	Officer	July
2011.
	Vice	Indefinite
	President	Term;
Since
July
2011.

[1]	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 22, 2019, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Becker Capital Management, Inc. (the “Advisor”) for the Becker Value Equity Fund (the “Fund”) for another annual term.  At this meeting and at a prior meeting held on May 21, 2019, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan, and risk management process.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

appropriate securities market benchmarks, all for periods ended March 31, 2019.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund underperformed the median of its peer group for the one-year, three-year, five-year and ten-year periods.

The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund underperformed its benchmark for the one-year, three-year, five year and ten-year periods.

The Trustees also considered that compared to the Advisor’s large cap value composite, the Fund underperformed for the one-year, three-year and five-year periods  and outperformed for the ten-year period ended March 31, 2019.  The Board noted that the Advisor represented that any differences in performance between the Fund and the large cap value composite were mainly attributable to cash needs and client-specific restrictions in the similarly managed accounts.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.68% for the Fund’s Institutional Class shares and 0.78% for its Retail Class shares (the “Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratio were lower than those of its peer group median and average.  The Trustees also took into consideration the services the Advisor provided to its similarly managed separate account clients, comparing the fees charged for those management services to the fees charged to the Fund and noted that the fees can differ due to a number of factors.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund, and considered any additional benefits derived by the Advisor from their relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Becker Value Equity Fund

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 551-3998. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.beckervaluefunds.com.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 551-3998 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available without charge, upon request by calling (800) 551-3998 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 551-3998. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Becker Value Equity Fund

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent without charge at (800) 551-3998 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.  In addition, see the Important Notice on the cover page for changes that will be made to the distribution of the annual and semi-annual reports after January 1, 2021.

FEDERAL TAX INFORMATION (Unaudited)

For the year ended October 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction was 100.00%.

Becker Value Equity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
BECKER CAPITAL MANAGEMENT, INC.
1211 SW Fifth Avenue Suite 2185
Portland, OR 97204

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Becker Value Equity Fund
	Ticker	CUSIP
Retail Class	BVEFX	74316J516
Institutional Class	BVEIX	74316J490

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$20,900	$20,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)         /s/Elaine E. Richards
   Elaine E. Richards, President/Principal Executive Officer

Date    January 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/Elaine E. Richards
  Elaine E. Richards, President/Principal Executive Officer

Date    January 7, 2020

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    January 7, 2020

* Print the name and title of each signing officer under his or her signature.